UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

DIGITAL ECOSYSTEMS CORP.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1)	Title of each class of securities to which transaction applies:

	2)	Aggregate number of securities to which transaction applies:

	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	4)	Proposed maximum aggregate value of transaction:

	5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:

	2)	Form, Schedule or Registration Statement No.:

	3)	Filing Party:

	4)	Date Filed:

DIGITAL ECOSYSTEMS CORP.

NOTICE OF 2005 SPECIAL MEETING OF THE STOCKHOLDERS
TO BE HELD ON
JANUARY 19, 2006

To our Stockholders:

Notice is hereby given that the 2005 special meeting of the stockholders of Digital Ecosystems Corp. (the “Company”), will be held at Suite 1880, 1055 West Georgia Street, Vancouver, British Columbia, Canada on January 19, 2006, commencing at 10:00 a.m. Pacific Standard Time, for the following purposes:

1.	To approve an amendment to the Company’s Articles of Incorporation by changing the name of the Company from “Digital Ecosystems Corp.” to “Petrohunter Energy Inc.”; and

2.	To consider and act upon such other business as may properly come before the special meeting or any adjournment thereof.

Only stockholders of record at the close of business on December 19, 2005 are entitled to notice of, and to vote at, the special meeting.

Stockholders unable to attend the meeting in person are requested to read the enclosed proxy statement and proxy and then complete and deposit the proxy in accordance with its instructions. Unregistered stockholders must deliver their completed proxies in accordance with the instructions given by their financial institution or other intermediary that forwarded the proxy to them.

BY ORDER OF THE BOARD OF DIRECTORS
OF DIGITAL ECOSYSTEMS CORP.

/s/ G. Leigh Lyons
___________________________________
G. Leigh Lyons
Chief Executive Officer, Chief Financial Officer,
President, Secretary and Treasurer.

IMPORTANT

Whether or not you expect to attend in person, we urge you to sign, date, and return the enclosed Proxy at your earliest convenience. This will help to ensure the presence of a quorum at the meeting. PROMPTLY SIGNING, DATING, AND RETURNING THE PROXY WILL SAVE THE COMPANY THE EXPENSE AND EXTRA WORK OF ADDITIONAL SOLICITATION. Sending in your Proxy will not prevent you from voting your stock at the meeting if you desire to do so, as your Proxy is revocable at your option.

DIGITAL ECOSYSTEMS CORP.
1313 East Maple Street, Suite 223
Bellingham, WA 98225

Tel: (360) 685-4200
Fax: (360) 685-4222

PROXY STATEMENT
FOR A SPECIAL MEETING OF THE STOCKHOLDERS
TO BE HELD ON JANUARY 19, 2006

GENERAL

This Proxy Statement is furnished in connection with the solicitation of proxies by Digital Ecosystems Corp. (“we”, “our”, “us”, “the Company” or “Digital”) for use at a special meeting of our stockholders (the “Special Meeting”) to be held at 10:00 am Pacific Standard Time, on January 19, 2006 at Suite 1880, 1055 West Georgia Street, Vancouver, British Columbia, Canada.

This Proxy Statement, Notice of Meeting and the enclosed form of proxy are expected to be mailed to our stockholders on or about January 3, 2006.

We do not expect that any matters other than those referred to in this Proxy Statement and the Notice of Meeting will be brought before the Special Meeting. However, if other matters are properly presented before the Special Meeting, the persons named as proxy appointees will vote upon such matters in accordance with their best judgment. The grant of a proxy also will confer discretionary authority on the persons named as proxy appointees to vote in accordance with their best judgment on matters incidental to the conduct of the Special Meeting.

SOLICITATION OF PROXIES

This solicitation of proxies is being made by the Company. We will solicit proxies initially by mail. Further solicitations may be made by our directors, officers or employees personally, by telephone, facsimile, e-mail, internet or otherwise, but they will not be specifically compensated for these services. Upon request, we will reimburse brokers, dealers, banks or similar entities acting as nominees for their reasonable expenses incurred in forwarding copies of the proxy materials to the beneficial owners of the shares of our common stock they hold as of the record date. We will bear the expenses incurred in connection with printing, filing and mailing of this Proxy Statement.

ENTITLEMENT TO VOTE

All holders of record of our shares of common stock, par value $0.001 per share (the “Common Stock”), at the close of business on December 19, 2005 (the “Record Date”), will be entitled to one vote at the Special Meeting for each one share of Common Stock held of record on the Record Date. Stockholders entitled to vote may do so by voting those shares at the Special Meeting or by proxy in the manner described below under “Voting of Proxies.”

Persons who hold shares of our Common Stock in a “street name” through a broker or other financial institution must follow the instructions regarding how to direct the voting of their shares provided by such broker or financial institution.

VOTING OF PROXIES

Stockholders may vote the shares of Common Stock owned by them on the Record Date either by attending the Special Meeting in person or completing and returning a written proxy to the office of our transfer agent, as indicated on the instructions for completion of the proxy. Execution of a proxy will not affect a stockholder’s right to attend the Special Meeting and vote in person.

All shares of Common Stock represented by a properly executed proxy received at or prior to the Special Meeting will be voted in accordance with the instructions contained in that proxy.

REVOCATION OF PROXIES

Stockholders may revoke a proxy at any time before it is voted by:

(a)	executing and delivering a written notice of revocation of proxy to our corporate secretary at any time before the taking of the vote at the Special Meeting;

(b)	executing and delivering a later-dated proxy relating to the same shares to our corporate secretary at any time before taking of the vote at the Special Meeting; or

(c)	attending the Special Meeting in person and:

(i) giving affirmative notice at the Special Meeting of their intent to revoke their proxy; and

(ii) voting in person.

Any written revocation of proxy or subsequent later-dated proxy should be delivered to the offices of our legal counsel, O’Neill Law Group PLLC, at Suite 1010, 435 Martin Street, Blaine, WA 98230, Facsimile: (360) 332-2291.

ATTENDANCE AT THE SPECIAL MEETING WILL NOT, BY ITSELF, REVOKE A STOCKHOLDER’S PROXY WITHOUT THE GIVING OF NOTICE OF AN INTENT TO REVOKE THAT PROXY.

IF A PROPERLY EXECUTED AND RETURNED PROXY DOES NOT INDICATE THE STOCKHOLDER’S CHOICE ON ANY OF THE PROPOSALS IN THE ACCOMPANYING NOTICE OF MEETING, THE SHARES REPRESENTED BY THAT PROXY WILL BE VOTED FOR THE APPROVAL OF THAT PROPOSAL.

Shares represented at the Special Meeting by proxy will be voted for or against matters not listed in the accompanying Notice of Meeting that may be properly brought before the Special Meeting at the discretion of the persons named in the proxy as proxyholders. We are not aware of any such matters to be presented at the Special Meeting.

QUORUM FOR MEETING

In order to hold a valid meeting of our stockholders, a quorum equal to one percent (1%) of the shares of Common Stock outstanding must be represented at the meeting. These shares may be represented in person or represented by proxy.

On the Record Date, we had 28,700,000 shares of Common Stock outstanding. As a result, a quorum of 280,700 shares must be represented at the Special Meeting, either in person or by proxy.

Stockholders who abstain from voting on any or all proposals, but who are present at the Special Meeting or represented at the Special Meeting by a properly executed proxy will have their shares counted as present for the purpose of determining the presence of a quorum. Broker non-votes will also be counted as present at the Special Meeting for the purpose of determining the presence of a quorum. However, abstentions and broker non-votes will not be counted either in favor or against any of the proposals brought before the Special Meeting.

A broker non-vote occurs when shares held by a broker for the account of a beneficial owner are not voted for or against a particular proposal because the broker has not received voting instructions from that beneficial owner and the broker does not have discretionary authority to vote those shares.

VOTES REQUIRED FOR APPROVAL

In order for a proposal to be approved, the number of votes cast at the Special Meeting in favor of the proposal must be greater than the number of votes cast against the proposal.

At the close of business on the Record Date, there were 28,700,000 shares of Common Stock outstanding and entitled to vote. There are no separate voting groups or separate series of stock.

EFFECT OF ABSTENTIONS OR BROKER NON-VOTES

Stockholders may vote for or against the proposals or they may abstain from voting. Abstentions and broker non-votes will be counted for purposes of determining the presence of a quorum at the Special Meeting, but will not be counted as either in favor or against the proposals.

STOCKHOLDER PROPOSALS

No proposals have been received from any stockholder to be considered at the Special Meeting.

STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

In accordance with the United States Securities and Exchange Commission (the “SEC”) Rule 14a-8, stockholders who wish to present proposals for inclusion into proxy materials to be distributed in connection with our next annual meeting must submit their proposals to our principal executive offices within a reasonable time before we begin to print and mail our proxy materials in connection with our next annual meeting.

Any stockholders who wish to submit a proposal are encouraged to seek independent counsel about SEC requirements. We will not consider any proposals that do not meet the SEC requirements for submitting a proposal. Notices of intention to present proposals for our next annual meeting should be delivered to Digital Ecosystems Corp., 1313 East Maple Street, Suite 223, Bellingham, WA 98225, Attention: Secretary.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information concerning the number of shares of our Common Stock owned beneficially as of December 19, 2005 by: (i) each person (including any group) known to us to own more than 5% of our outstanding Common Stock, (ii) each of our officers and directors, and (iii) our officers and directors as a group. Unless otherwise indicated, the stockholders listed possess sole voting and investment power with respect to the shares shown.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Common Stock(1)
DIRECTORS AND OFFICERS
Common Stock	G. Leigh Lyons Director, Chief Executive Officer, Chief Financial Officer, President and Treasurer 6932 Holeman, Birch Bay, WA 98230	2,500,000 (direct)	8.7%
Common Stock	All Officers and Directors as a Group (1 persons)	2,500,000	8.7%
5% STOCKHOLDERS
Common Stock	G. Leigh Lyons Director, Chief Executive Officer, Chief Financial Officer, President and Treasurer 6932 Holeman, Birch Bay, WA 98230	2,500,000 (direct)	8.7%

(1)

Under Rule 13d-3, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote, or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares. Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person’s actual ownership or voting power with respect to the number of shares of common stock actually outstanding on the date of this Proxy Statement. As of December 19, 2005, the Company had 28,700,000 shares of common stock issued and outstanding.

PROPOSAL NO. 1

AMENDMENT OF
 OUR ARTICLES OF INCORPORATION TO
CHANGE OUR NAME

Effective on December 6, 2005, our Board of Directors executed a written consent authorizing, and recommending that our stockholders approve a proposal to change our name from “Digital Ecosystems Corp.” to “Petrohunter Energy Inc.” Our Board of Directors believes that the new name, Petrohunter Energy Inc., will more accurately reflect our current business activities and will promote public recognition and more accurately reflect our products and business focus.

Effectiveness of the Name Change

If approved by our stockholders, the change in our name will become effective upon the filing of Amended and Restated Articles of Incorporation with the Secretary of State of the State of Nevada. We intend to file Amended and Restated Articles of Incorporation as soon as practicable once stockholder approval is obtained.

No Appraisal Rights

Under Nevada law, our stockholders are not entitled to appraisal rights with respect to a change in our name.

Required Vote

The affirmative approval of the holders of record on the Record Date of a majority of the voting power of the outstanding shares of Common Stock present at the Special Meeting, either in person or by proxy, is required to approve Proposal No. 1.

THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE ADOPTION AND APPROVAL OF THE PROPOSED AMENDMENT TO OUR ARTICLES OF INCORPORATION TO GIVE EFFECT TO THE NAME CHANGE.

WHERE YOU CAN FIND MORE INFORMATION

We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended. We file reports, proxy statements and other information with the SEC. You may read and copy these reports, proxy statements and other information at the SEC’s Public Reference Section of the SEC, Room 1580, 100 F Street NE, Washington D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet website, located at www.sec.gov that contains reports, proxy statements and other information regarding companies and individuals that file electronically with the SEC.

OTHER INFORMATION

In the event that there are any questions about the giving of written consent with respect to the corporate actions proposed herein, or further assistance or information is required, please contact G. Leigh Lyons, President, Digital Ecosystems Corp., 1313 East Maple Street, Suite 223, Bellingham, WA 98225, Tel: (360) 685-4200.

BY ORDER OF THE BOARD OF DIRECTORS

Date: December 19, 2005	/s/ G. Leigh Lyons

G. Leigh Lyons
Chief Executive Officer, Chief Financial Officer,
President and Treasurer
Digital Ecosystems Corp.

PROXY

SPECIAL MEETING OF THE STOCKHOLDERS OF
DIGITAL ECOSYSTEMS CORP.
(the “Company”)

TO BE HELD AT:

SUITE 1880, 1055 WEST GEORGIA STREET
VANCOUVER, BRITISH COLUMBIA, CANADA
ON JANUARY 19, 2006 AT
10:00 A.M. (PACIFIC STANDARD TIME)

The undersigned stockholder (the “Registered Stockholder”) of the Company hereby appoints G. LEIGH LYONS, with full power of substitution, as proxy for and on behalf of the Registered Stockholder to attend, act and vote the securities which the Registered Stockholder is entitled to vote at the Special Meeting of the Stockholders of the Company to be held on January 19, 2006 at 10:00 a.m. (Pacific Standard Time) and at every adjournment thereof, to the same extent and with the same powers as if the Registered Stockholder were present at the said Special Meeting, or any adjournment thereof.

The Registered Stockholder hereby authorizes and directs G. Leigh Lyons to vote the securities of the Company registered in the name of the Registered Stockholder on the proposals listed below as specified and at the discretion of the proxies on such other matters as may properly come before the meeting or any adjournment thereof.

RESOLUTIONS (For full detail of each item, please see the enclosed Notice of Meeting and Proxy Statement)

		For	Against	Abstain
1.	Approval of an amendment to the Articles of Incorporation of the Company by changing its name from “Digital Ecosystems Corp.” to “Petrohunter Energy Inc.”

The undersigned Registered Stockholder hereby revokes any proxy previously given to attend and vote at said Special Meeting.

SIGN HERE:

Please Print Name:

Date:

Number of Shares Represented by Proxy:

THIS PROXY FORM IS NOT VALID UNLESS IT IS SIGNED. SEE IMPORTANT INFORMATION AND INSTRUCTIONS ON REVERSE.

INSTRUCTIONS FOR COMPLETION OF PROXY

1.	This proxy is solicited by the Management of the Company.

2.

This form of proxy (the “Instrument of Proxy”) must be signed by you, the Registered Stockholder, or by your attorney duly authorized by you in writing, or, in the case of a company, by a duly authorized officer or representative of the company; and if executed by an attorney, officer, or other duly appointed representative, the original or a notarial copy of the instrument so empowering such person, or such other documentation in support as shall be acceptable to the Chairman of the Meeting, must accompany this Instrument of Proxy.

3.

If this Instrument of Proxy is not dated in the space provided, authority is hereby given by you, the Registered Stockholder, for the named proxies to date this proxy seven (7) calendar days after the date on which it was mailed to you, the Registered Stockholder.

4.	A Registered Stockholder who wishes to attend the Meeting and vote on the resolutions in person, may simply register with the scrutineers before the Meeting begins.

5.

A Registered Stockholder who is not able to attend the Meeting in person but wishes to vote on the proposals set out in this Instrument of Proxy may appoint the management persons named on this Instrument of Proxy as proxy for the Registered Stockholder by completing and signing this Instrument of Proxy and by indicating your choice on a proposal by placing an “X” in the appropriate box. Where no choice is specified by a Registered Stockholder with respect to a proposal set out in this Instrument of Proxy, a management appointee acting as proxy will vote in favor of that proposal;

6.

The securities represented by this Instrument of Proxy will be voted or withheld from voting in accordance with the instructions of the Registered Stockholder on any poll of a resolution that may be called for and, if the Registered Stockholder specifies a choice with respect to any matter to be acted upon, the securities will be voted accordingly. Further, the securities will be voted by the appointed proxy with respect to any amendments or variations of any of the resolutions set out on the Instrument of Proxy or matters which may properly come before the Meeting as the proxy, in its sole discretion, sees fit.

If a Registered Stockholder has submitted an Instrument of Proxy, the Registered Stockholder may still attend the Meeting and may vote in person. To do so, the Registered Stockholder must record his/her attendance with the scrutineers before the commencement of the Meeting and revoke, in writing, the prior votes.

To be represented at the Meeting, this proxy form must be received at the office of the Company’s legal counsel, O’Neill Law Group PLLC, by mail or by fax no later than forty eight (48) hours (excluding Saturdays, Sundays and holidays) prior to the time of the Meeting, or adjournment thereof or may be accepted by the Chairman of the Meeting prior to the commencement of the Meeting. The mailing address and fax number is:

O’NEILL LAW GROUP PLLC
435 Martin Street, Suite 1010
Blaine, Washington, USA 98230
Fax No. (360) 332-2291

THIS PROXY FORM IS NOT VALID UNLESS IT IS SIGNED. SEE IMPORTANT INFORMATION AND INSTRUCTIONS ON REVERSE.